Exhibit 99.2

Delivering impact in CNS diseases Investor webinar July 9, 2020 V7

Safe Harbor Statement This presentation contains forward - looking statements. Any statements contained in this presentation that are not historical fac ts may be deemed to be forward looking statements. Words such as “anticipate,” “believe,” “potential,” “expect,” “may,” “will,” “should,” “could,” “plan,” “estimate,” “target,” “project,” “contemplate,” “intend,” “future,” “will,” “predict,” “continue,” an d the negative of these terms and similar expressions are intended to identify these forward - looking statements. These forward - looking statements are based on Cyclerion’s current expectations, projections and trends, are only predictions and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed o r implied in such statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which include but are not limited to statements about possible or assumed future results of operations; preclinical, clinical and n on - clinical studies, the interpretation of data therefrom and the ability to replicate findings from such studies; business stra teg ies, research and development plans, collaborations, partnerships, out - licensing (including without limitation with respect to praliciguat), regulatory activities and any timing thereof; competitive position, potential growth or commercial opportunitie s; the clinical potential, application, commercialization or potential markets of or for any proposed products; the anticipated timi ng of release of data from any clinical trials; and the size and design of those clinical trials. Applicable risks and uncertainties include those listed under the heading “Risk Factors” and elsewhere in our most recent For m 1 0 - K filed with the SEC on March 12, 2020, and in our subsequent SEC filings, including our Quarterly Report on Form 10 - Q filed wit h the SEC on May 4, 2020. These forward - looking statements speak only as of the date of this presentation, and we undertake no obligation and do not intend to update these forward - looking statements. 2

Peter Hecht, PhD Chief Executive Officer Welcome to Cyclerion’s CNS discussion Marni J. Falk, M.D. University of Pennsylvania Professor of Human Genetics; The Children's Hospital of Philadelphia (CHOP), Director of the Mitochondrial Medicine Frontier Program Cheryl Gault Head of Strategy & Corporate Development Mark Currie, PhD President and Chief Scientific Officer Andy Busch, PhD Chief Innovation Officer Christopher Wright, MD, PhD Chief Medical Officer Christopher Winrow, PhD Senior Director, Clinical Development – Neuroscience Program Lead Eric E. Smith, MD, MPH, FRCPC, FAHA University of Calgary Professor of Neurology Katthy Taylor Chair in Vascular Dementia, Cumming School of Medicine 3 CYCLERION LEADERS INDEPENDENT EXPERTS

Pioneering therapeutics in SCD and CNS Sickle Cell Disease (SCD) • upstream + downstream pharmacology • 70 patients enrolled; dosing completed • top line expected end Q3 2020 Central Nervous System (CNS) • potential to be next druggable neurotransmitter system • IW - 6463: oral, QD drug • first CNS - penetrant sGC stimulator in development • top line expected end of summer 2020 4

Cyclerion: delivering impact in CNS Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 5

Objectives for today How Cyclerion can create value in CNS Discuss the broad therapeutic potential of sGC stimulators in CNS Describe the rich yield of data and its implications (data due late summer) Discuss our first indications: focused patient populations, biomarker - based development Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 6

Cyclerion: delivering impact in CNS Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 • growing patient populations and evolving science creates opportunity • we believe our approach can raise the odds of success • translational pharmacology data (due late summer) are expected to demonstrate CNS activity 7

Capturing potential in a high reward therapeutic area • rapidly growing patient population, lack of approved therapies, important unmet need • quickly evolving science: genetic insights and technologies • valued by investors and industry partners • Cyclerion is the innovator of sGC in the CNS Now is the time We’ve learned from industry history • understanding disease biology is critically important • adequate CNS exposure is essential • identifying translational CNS biomarkers is key 8 clear biological rationale geno/ phenotypically defined populations • pursue multiple indications in parallel • leverage biomarkers to drive development • implement nimble trials with leading edge investigators and imaging analytics • investigate a strategic R&D partnership to explore full potential of sGC in the CNS Raising the odds of success: important patient need IW - 6463 Our approach: intersection of patients and biology 9

IW-6463 biomarker-guided development in focused patient populations

December 2019

top line data expected late summer 2020

Ph1 (n=110 HV) SAD/MAD

- ✓ safety/tolerability
- ✓ target engagement
- ✓ CNS penetration

Ph1b translational pharmacology study

- safety/ tolerability in elderly subjects
- PK
- target and pathway engagement
- pharmacodynamic biomarkers: CBF, cGMP

Ph 2a study: MELAS with CNS symptoms

Ph 2a study: Alzheimer's disease with vascular pathology (ADv)

Learnings inform iterative development strategy

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sGC and CNS: scientific and clinical basis for CNS therapies Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 • sGC stimulators are clinically validated in several diseases • sGC /NO pathway identified as drug target for CNS diseases using systems biology approach • IW - 6463 active in four domains: cerebral blood flow, cellular bioenergetics, neuro - inflammation, neuronal function  11

Multiple successful drugs target the NO - sGC - cGMP pathway for the treatment of CV diseases NO donors, PDE5 inhibitors, sGC stimulators NO - sGC - cGMP pathway plays central role in CNS diseases Network analysis delivers z - scores for CNS diseases similar to validated CV diseases sGC: optimal target for pathway intervention Broadly expressed in CNS, amplifies endogenous signaling, increases cGMP levels at the source with no attenuation of response Therapeutic effects PDE sGC stimulators: ideal intervention in a genetically and clinically validated pathway 12

Growing appreciation of the role of NO - sGC - cGMP pathway in CNS disease sGC: a central regulator of brain physiology SMOOTH MUSCLE & VASCULAR FUNCTION METABOLISM CELLULAR BIOENERGETICS NEURONAL FUNCTION INFLAMMATION 13

sGC stimulators: potential to be next druggable neurotransmitter system Nitric oxide • IW - 6463 GABAergic • Valium® (1963) • Ambien® (1992) Dopaminergic • Levodopa (1970) • Risperdal® (1993) Cholinergic • Scopolamine (1979) • Aricept® (1996) Adrenergic/Serotonergic • Amitriptyline (1961) • Prozac® (1987) • Paxil® (1992) Successfully drugged neurotransmitter systems Glutamatergic • Ketamine (1970) • Namenda® (2003) 14

15 NO - sGC - cGMP pathway: From validated cardiometabolic diseases to CNS disease validation Disease genetics network NO - sGC - cGMP pathway Human interactome x Network analysis reveals disease linkage Z - score CNS Diseases • Alzheimer’s disease • cognitive impairment • stroke • bipolar disorder • schizophrenia • depression • Huntington’s disease Cardiometabolic Diseases • hypertension* • diabetic nephropathy* • heart failure* • arteriosclerosis • diabetes* • PAH* • sickle cell anemia * sGC stimulator(s) with clinical effects

IW - 6463 demonstrates in preclinical studies beneficial effects in four important domains of neurodegenerative diseases Cellular Bioenergetics Increased ATP and restored gene expression in cells from patients with mitochondrial diseases Cerebral Blood Flow Increased blood flow in areas associated with memory and arousal by fMRI BOLD imaging Neuro - inflammation Decreased markers of LPS - induced neuroinflammation (ICAM1, VCAM1, IL6) in vitro Neuronal Function Enhanced memory performance & spine density in aged animals; increased LTP in neurodegenerative disease models ENHANCE IMPROVE REDUCE IMPROVE 16

Attractive nonclinical profile supports clinical development • IW - 6463 demonstrates pharmacological activity across four distinct domains in multiple preclinical models • preclinical results support straightforward translation into the clinic • CNS exposure and target engagement demonstrated in multiple species • no evidence of CYP enzyme inhibition and IW - 6463 not a P - gp substrate • nonclinical toxicology profile consistent with other sGC stimulators in development Advance to clinical development 17

Translational pharmacology study: confirming CNS activity Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 • rational indication selection approach for CNS diseases • phase 1 GO – identified well - tolerated doses achieving the desired CNS exposure • elderly translational pharmacology study focused on CNS target engagement (late summer) 18

Translational pharmacology study in elderly (ongoing) • safety • pharmacokinetics • target engagement • pharmacodynamic biomarkers Phase 1 (completed) • safety • pharmacokinetics • pharmacodynamics • target engagement • dose selection for next study Parallel exploratory Phase 2 studies • focused patient subsets • translational biomarker data • safety • pharmacokinetics • pharmacodynamics • early impact on disease Biomarker - driven IW - 6463 early clinical development strategy CNS exposure CNS activity CNS disease biomarker top line data expected late summer 2020 Phase 1 studies conducted at Centre for Human Drug Research, Leiden, NL 19

IW - 6463 Phase 1: CNS exposure, target engagement, PK, and safety Study design • three stages: - SAD - MAD - food interaction • 110 healthy volunteers • age range 18 - 63 • standard safety • PK (blood & CSF) • wide dose range tested • identified safe and well - tolerated dose levels with steady - state CNS exposure in therapeutic target range* • linear, predictable PK; consistent with QD dosing • CNS exposure confirmed • evidence of target engagement (blood pressure) • well tolerated at all dose levels, no safety signals • may be taken with or without food *Based on positive CNS pharmacology in multiple preclinical models Results PHASE 1 (completed) GOALS ACHIEVED 20

Translational study design: pharmacodynamic biomarkers and safety


24 elderly subjects
IW-6463 QD
placebo
15 days
washout
placebo
IW-6463 QD
15 days

Assessing safety, PK and target engagement in CNS (cGMP)

Top line data expected late summer 2020

IMPROVE

Cerebral Blood Flow

- MRI arterial spin labeling (ASL)

ENHANCE

Cellular Bioenergetics

- brain metabolism via magnetic resonance spectroscopy (MRS)

REDUCE

Neuro-inflammation

- cytokines, adhesion molecules

IMPROVE

Neuronal Function

- qEEG
- measures of cognition and behavior (NeuroCart®)

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Translational approach from discovery to approval and beyond • indication selection • patient selection • biomarker enrichment • endpoint selection • trial design • regulatory approach Top line data late summer 2020 Establish PD biomarkers preclinically Effects across four domains of neurodegenerative disease Validate PD biomarkers in the clinic Translational pharmacology study in elderly Smaller/shorter studies Evaluate IW - 6463 in focused patient populations Initial approvals based on predictive surrogate and/or symptomatic and functional endpoints Larger/longer studies Evaluate IW - 6463’s full potential Potential to expand label to broader populations and to demonstrate disease modification Refine clinical strategy 22

Clinical direction in CNS: important indications that yield early answers Now is the time: value in CNS sGC and CNS: scientific and clinical basis for CNS therapies Translational pharmacology study: demonstrating CNS activity Clinical direction in CNS: important indications that yield early answers 1 2 3 4 • MELAS and ADv trials designed to uncover meaningful CNS biomarker engagement • approach efficiently de - risks & allows quick progression to the next development stages 23

Mitochondrial Encephalomyopathy, Lactic Acidosis,& Stroke-like Episodes (MELAS)

genetically defined orphan disease, serious CNS & multi-system problems, no approved treatments

SYMPTOM OVERVIEW


stroke


lactate



Central Nervous system
Strokes, Stroke-like Episodes (SLEs), Ataxia (Imbalance), Epilepsy (Seizures), Migraine, Headaches, Cognitive Impairment, Learning Disability, Dementia, Mood disorders

Autonomic Nervous System
Dysautonomia, Temperature Intolerance, Heart Rate Instability (POTS)

Peripheral Nervous System
Peripheral Neuropathy

Skeletal muscle
Muscle weakness, myopathy, exercise intolerance

Vision
Vision Loss, Cortical Blindness, Ptosis, Ophthalmoplegia, Retinal-Optic Nerve Disease

Hearing
Sensorineural Hearing Loss, Tinnitus

Cardiac
Sudden Death, Arrhythmias, Cardiomyopathy

Gastrointestinal
Vomiting, Pseudoobstruction

Endocrine/Metabolic
Diabetes Mellitus, Short Stature, Underweight, Fatigue, Lactic Acidosis

Renal
Nephropathy

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Focused MELAS trial population for trials; potential for broader use

US prevalence of mitochondrial disease and CNS symptoms

Primary Mitochondrial Disease (PMD) prevalence is 1 in 4,300 individuals = US case estimate ~65K

MELAS	Kearns-Sayre Syndrome	Leigh Syndrome	Mitochondrial Depletion Syndromes	Other Presentations
≥ 90% who present with classical MELAS have stroke-like episodes, dementia, epilepsy, vision loss	**~80%** experience cerebellar ataxia, sensorineural hearing loss, ophthalmologic problems, neuropathies	**Almost all patients** present with neurologic symptoms such as stroke and developmental disabilities	**Almost all patients** exhibit neurological manifestations, including hypotonia, epilepsy, ataxia, etc.	**Prevalence of neurological symptoms ranges from 40% to 70%** for each and includes ataxia, epilepsy, vision loss, etc.

~50K PMD patients exhibit CNS symptoms

40-50% (~30K) of total PMD patients are 16 years or older

Of the 4 target diseases, 55-65% (~25K) fall into this age category due to both later diagnosis and longer life expectancy

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See citations in the appendix

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IW-6463: potentially impacts MELAS pathophysiology at multiple points

Impact of L-Arginine/citrulline treatment

Potential therapeutic benefit of IW-6463



Mutation leading to decreased protein synthesis
Impaired mitochondrial energy production
Decreased citrulline & arginine synthesis
Oxidative stress
Mitochondrial proliferation
Increased ADMA
Angiopathy & endothelial dysfunction
Decreased NO synthesis
Decrease NOS activity
Impaired perfusion in microvasculature
Nitric oxide deficiency
Increased RNS
Multi-organ dysfunction

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See citations in the appendix

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MELAS: strong supportive data for NO-sGC-cGMP pathway involvement

SCIENTIFIC RATIONALE FOR INDICATION AND PATIENT SELECTION

Clinical precedence for NO-sGC-cGMP pathway

- L-Arginine (NO precursor) recommended for acute and chronic treatment

Pathophysiology

- CNS metabolic dysfunction, elevated lactate, decreased NO
- CNS vascular pathology - impaired blood flow, inflammation, endothelial dysfunction, small vessel disease

IW-6463 pharmacology

- CYCN preclinical data suggest IW-6463 improves mitochondrial function and cerebral blood flow

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Ph 2a: open-label study of IW-6463 in patients with MELAS

STUDY START 2H 2020

Enrichment strategy
- genetically defined MELAS with neurological features and elevated plasma lactate (disease biomarker)

Treatment
- once-daily IW-6463
- 29 days
- up to 20 adults (targeting 12 completers)

Sites
- centers of excellence for mitochondrial diseases: CHOP, MGH, Children's National, Columbia, Hopkins

Objectives
- evaluate safety, tolerability, and pharmacodynamics
- assess near-term impact on disease-specific biomarkers
- de-risk and accelerate future development

DISEASE DOMAIN	ASSESSMENT
Mitochondrial dysfunction	Lactate
Dysregulated brain perfusion	Cerebral Blood Flow (MRI ASL)
Neurodegeneration	NF-L
Cognitive impairment	Cognitive and behavior tests

Improved lactate and CBF would indicate an impact on the underlying disease mechanism and suggest potential for broad benefit for these patients.

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Vascular pathology in dementia – clinical perspective



Mixed Dementia
Vascular Dementia
Alzheimer's Disease



SVD
AD

PATIENT PRESENTATION & CHARACTERISTICS

- AD & vascular dementia - two most common dementias
- pure forms exist, but vascular pathology widely prevalent in AD
- mixed dementia = broad area of overlap
- subcortical small vessel disease (SVD) in a significant portion
- mixed dementia patients more rapidly progressive disease, higher symptom severity

UNMET NEED

- ~2M US patients; incidence increasing with aging
- symptomatic treatment for AD – modest, brief benefit
- no disease-modifying therapies, none targeting the vasculature

Dementia type	Pathophysiology
Alzheimer's	• neurofibrillary tangles • amyloid plaques
Vascular	• impaired brain blood flow
Mixed Dementia	• combination of the above

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Vascular pathology: a key contributor to dementia Adapted from Faraco and Iadecola (2013) Hypertension 62:810 • risk factors and common comorbidities : DM, HTN, HL, Smoking, CAD • ApoE risk partly mediated by endothelial dysfunction and BBB breakdown • brain ischemic changes present in dementia, including AD; possibly independent disease progression risk factor • vasculature implicated in a - beta brain clearance, a process that fails in AD SUPPORTIVE EVIDENCE See citations in the appendix 30

Alzheimer’s Vascular mixed dementia Pathophysiology NO dysregulation, endothelial cell loss, impaired blood flow, vascular leakage, inflammation, neuronal dysfunction, and neuronal loss are major contributing factors to rapid disease progression Standard of care No approved therapies to treat vascular dementia. AD therapies offer limited benefits; not disease modifying Pharmacology Our preclinical data suggest IW - 6463 has potential to improve cerebral blood flow, endothelial health, neuroinflammation, and cellular energetics as well as prevent neurodegeneration Alzheimer’s Association,, Rizzi et al., NCI Analysis Target population ADv : an identifiable subset of mixed dementia patients with: • AD pathology AND • sub - cortical vascular disease AND • CV risk factors ADv AD with vascular pathology (ADv) – focused mixed dementia subset Defined population well suited for treatment with IW - 6463 DISEASE RATIONALE FOR PATIENT SELECTION 31

Ph 2a study of IW-6463 in ADv: emerging design

STUDY START 1H 2021

Treatment
- once-daily IW-6463

Enrichment strategy
- confirmed AD pathology (PET, CSF)
- 3+ cardiovascular risk factors
- mild-moderate subcortical small-vessel disease on MRI
- mini Mental State Exam score (16-26)

Objectives
- establish safety and pharmacodynamic effects of IW-6463 in a short-term study
- de-risk progression to larger, longer symptomatic and disease modification trials

DISEASE DOMAIN	ASSESSMENT
Vascular dysfunction	ASL (CBF)
Neurodegeneration	neurofilament light chain
Neuroinflammation	vascular cell adhesion molecule
Mitochondrial dysfunction	N-acetyl aspartate (MRS)
Cognitive impairment	cognitive and behavior tests

Improved CBF, particularly in the context of memory improvements, would indicate an impact on the underlying disease mechanism and enable a targeted design for the next development stage.

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Current Immediate Execution • pioneer understanding of powerful pharmacology • IW - 6463 MELAS study • IW - 6463 ADv study • explore partnership Long - term Portfolio Growth • commercialization • diversified portfolio • robust series of clinical catalysts • partnership(s) 33 Mid - term Portfolio Advancement • IW - 6463 late stage dev • IW - 6463 additional POCs • expanded CNS sGC portfolio • explore additional targets/assets • partnership(s) Committed to building CNS as a core therapeutic area

Thank you for joining • powerful platform for potential CNS therapies • adaptive, risk - reducing, development approach • seasoned drug development leaders with specialized scientific advisors • multiple ways to win: SCD and CNS • ownership base of long - term investors and employees 34

Questions 35

Delivering impact in CNS diseases Investor webinar July 9, 2020 V7

Citations Page Topic Citation 25 MELAS epidemiolgy Sources: 1. J Neurol. 2016; 263: 179 – 191; US population estimated at 327.2 million;2. Brain. 2003; 126(5): 1231 – 1240; 3. NIH Genetics Home Reference; 4. NCBI GeneReviews; 5. Neurotherapeutics. 2013 Apr; 10(2): 186 – 198 26 MELAS MOA El - Hattab, AW et al, 2016 30 Vascular pathology • Smith and Markus. New Treatment Approaches to Modify the Course of Cerebral Small Vessel Diseases (Stroke. 2020;51). • Bakker, Erik NTP et al. Lymphatic clearance of the brain; perivascular, paravascular and significance for neurodegenerative diseases. Cell Molec Neurobiol 36.2 (2016): 181 - 194. • Venturelli, Ben Aisa et al, (Cur Med Chem, 2016, 23, 2770 - 2788. Targeting NO/cGMP Signaling in the CNS for Neurodegeneration and Alzheimer’s Disease). • Montagne et al, (Nature, 581, 7 May 2020. APOE4 leads to blood - brain barrier dysfunction predicting cognitive decline). • Iadecola C et al. (Vascular Cognitive Impairment and Dementia: JACC Scientific Expert Panel. J Am Coll Cardiol. 2019;73(25):3326 - 44.). • Coutu JP, et al. (Two distinct classes of degenerative change are independently linked to clinical progression in mild cognitive impairment. Neurobiol Aging. 2017; 54:1 - 9.). 37